Exhibit 99.1

FOR IMMEDIATE RELEASE

SUPERIOR GROUP OF COMPANIES REPORTS THIRD QUARTER 2026 RESULTS

• Total net sales of $146.0 million, up 5% over prior year third quarter
• Net income of $2.6 million versus $2.7 million in prior year third quarter
• Adjusted EBITDA of $6.7 million versus $7.5 million in prior year third quarter
• Tightens full-year Outlook

ST. PETERSBURG, Fla., November 9, 2026 – Superior Group of Companies, Inc. (NASDAQ: SGC) (the “Company”), today announced its third quarter 2026 results.

“We drove solid overall top line growth from continued momentum in our Branded Products and Contact Centers segments,” said Michael Benstock, Chief Executive Officer. “New leadership in Healthcare Apparel continues to execute toward a more focused product strategy to improve margins and reduce working capital requirements in the quarters ahead. On a consolidated basis, we were able to hold EPS essentially flat versus the prior year quarter despite incremental charges associated with our strategic shift in Healthcare Apparel. We look forward to finishing the year with growth in both sales and earnings compared to 2025, and with a solid balance sheet that provides the foundation for continued strategic investment such as our recent acquisition of Select VoiceCom and the return of capital to shareholders.”

Third Quarter Results

For the third quarter ended September 30, 2026, net sales were $146.0 million, up 5% from third quarter 2025 net sales of $138.5 million. Net income was $2.6 million or $0.17 per diluted share compared to net income of $2.7 million or $0.18 per diluted share for the third quarter of 2025.

2026 Full-Year Outlook

The Company tightened its full-year 2026 net sales forecast to a range of $578.0 million to $585.0 million, from its previous range of $572.0 million to $585.0 million, up from 2025 net sales of $566.2 million. It also tightened its full-year adjusted earnings per diluted share forecast to a range of $0.60 to $0.66, from its previous range of $0.54 to $0.66, up from $0.46 in 2025 and representing 43% growth at the high end.

Webcast and Conference Call

The Company will host a webcast and conference call at 8:00am Eastern Time today. The live webcast and archived replay can be accessed in the investor relations section of the Company's website at https://ir.superiorgroupofcompanies.com/Presentations. Interested individuals may also join the teleconference by dialing 1-844-861-5505 for U.S. dialers and 1-412-317-6586 for international dialers. The Canadian toll-free number is 1-866-605-3852. Please ask to be joined to the Superior Group of Companies call. A telephone replay of the teleconference will be available through November 23, 2026. To access the replay, dial 1-855-669-9658 in the United States or Canada, or 1-412-317-0088 from international locations. Please reference conference number 8522694 for replay access.

Disclosure Regarding Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release include 2026 guidance of net sales and earnings per diluted share and may also include, without limitation: (1) projections of revenue, income, and other items relating to our financial position and results of operations, including short term and long term plans for cash, (2) statements of our plans, objectives, strategies, goals and intentions, (3) statements regarding the capabilities, capacities, market position and expected development of our business operations and (4) statements of expected industry and general economic trends.

Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the following: the impact of competition; the impact of global conflicts, such as the Russia-Ukraine War and the joint U.S.-Israeli War with Iran in 2026, oil and natural gas prices, uncertainties related to tariffs, duties, trade wars and related matters, supply disruptions, inflationary environments (including with respect to shipping costs and the cost of finished goods and raw materials), employment levels (including labor shortages), and general economic and political conditions in the areas of the world in which the Company operates or from which it sources its supplies or the areas of the United States of America (“U.S.” or “United States”) in which the Company’s customers are located; changes in the healthcare, retail chain, food service, transportation and other industries where uniforms and service apparel are worn; our ability to identify suitable acquisition targets, discover liabilities associated with such businesses during the diligence process, successfully integrate any acquired businesses, or successfully manage our expanding operations; the price and availability of raw materials; attracting and retaining senior management and key personnel; the Company's ability to maintain effective internal control over financial reporting; and other factors described in the Company’s filings with the Securities and Exchange Commission ("SEC"), including those risks described in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 entitled "Risk Factors" and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About Superior Group of Companies, Inc. (SGC):

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Healthcare Apparel, Branded Products and Contact Centers, each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Investor Relations Contact:
Investors@Superiorgroupofcompanies.com

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(In thousands, except shares and per share data)

	Three Months Ended September		Nine Months Ended September 30,
	2026	2025	2026	2025
Net sales	$145,994	$138,467	$434,708	$419,609

Costs and expenses:
Cost of goods sold	90,168	85,389	270,429	260,764
Selling and administrative expenses	51,866	48,513	153,561	150,855
Interest expense, net	809	1,378	2,702	3,873
Trade name impairment charge	-	-	2,600	-
	142,843	135,280	429,292	415,492
Income before income tax expense	3,151	3,187	5,416	4,117
Income tax expense	580	443	790	580
Net income	$2,571	$2,744	$4,626	$3,537

Net income per share:
Basic	$0.17	$0.19	$0.32	$0.24
Diluted	$0.17	$0.18	$0.31	$0.23

Weighted average shares outstanding during the period:
Basic	14,787,455	14,738,863	14,637,206	15,050,834
Diluted	15,247,892	15,119,050	15,024,519	15,422,144

Cash dividends per common share	$0.14	$0.14	$0.42	$0.42

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands, except shares and par value data)

	September 30,	December 31,
	2026	2025
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$27,924	$23,691
Accounts receivable, net	96,273	104,336
Inventories	87,936	97,474
Contract assets	52,860	48,903
Prepaid expenses and other current assets	16,741	13,259
Total current assets	281,734	287,663
Property, plant and equipment, net	34,250	37,352
Operating lease right-of-use assets	11,258	12,620
Deferred tax asset	14,954	15,003
Intangible assets, net	42,051	47,254
Goodwill	2,583	2,583
Other assets	21,009	19,369
Total assets	$407,839	$421,844

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$51,325	$48,343
Other current liabilities	52,222	53,041
Current portion of long-term debt	3,750	6,563
Current portion of acquisition-related contingent liabilities	682	-
Total current liabilities	107,979	107,947
Long-term debt	74,287	87,093
Long-term pension liability	15,233	15,010
Long-term acquisition-related contingent liabilities	455	826
Long-term operating lease liabilities	6,630	7,939
Other long-term liabilities	10,217	10,211
Total liabilities	214,801	229,026
Shareholders’ equity:
Preferred stock, $0.001 par value - authorized 300,000 shares (none issued)	-	-
Common stock, $0.001 par value - authorized 50,000,000 shares, issued and outstanding 15,894,450 and 15,730,615 shares, respectively	16	16
Additional paid-in capital	86,088	84,628
Retained earnings	110,169	112,871
Accumulated other comprehensive loss, net of tax	(3,235)	(4,697)
Total shareholders’ equity	193,038	192,818
Total liabilities and shareholders’ equity	$407,839	$421,844

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$4,626	$3,537
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,489	9,157
Inventory write-downs	9,498	1,793
Credit loss expense	3,165	2,347
Share-based compensation expense	2,523	3,916
Trade name impairment charge	2,600	-
Change in fair value of acquisition-related contingent liabilities	311	659
Non-cash operating lease expense	3,116	2,843
Other, net	183	244
Changes in assets and liabilities:
Accounts receivable	5,338	(3,710)
Contract assets	(3,920)	3,326
Inventories	91	(10,535)
Prepaid expenses and other current assets	(2,963)	(423)
Other assets	(1,778)	(1,692)
Accounts payable and other current liabilities	(1,432)	(10,636)
Payment of acquisition-related contingent liabilities	-	(791)
Other long-term liabilities	832	1,235
Net cash provided by operating activities	30,679	1,270

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(2,675)	(3,407)
Net cash used in investing activities	(2,675)	(3,407)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under revolving lines of credit	33,545	76,000
Payments under revolving lines of credit	(63,545)	(58,000)
Borrowings under term loan	24,375	-
Payments of term loan	(9,375)	(4,218)
Debt issuance costs	(821)	-
Payments of cash dividends	(6,575)	(6,713)
Payment of acquisition-related contingent liabilities	-	(226)
Shares withheld for taxes net of proceeds received on exercise of stock options	(351)	90
Common shares repurchased and retired	(1,465)	(7,928)
Net cash used in financing activities	(24,212)	(995)

Effect of currency exchange rates on cash	441	1,017
Net increases (decreases) in cash and cash equivalents	4,233	(2,115)
Cash and cash equivalents balance, beginning of period	23,691	18,766
Cash and cash equivalents balance, end of period	$27,924	$16,651

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
ADJUSTED NET INCOME & NON-GAAP RECONCILIATION
(Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net income	$2,571	$2,744	$4,626	$3,537
Add backs:
Trade name impairment charge	-	-	2,600	-
Tax impact of adjustments(1)	-	-	(640)	-
Adjusted net income(2)	$2,571	$2,744	$6,586	$3,537

Diluted net income per share	$0.17	$0.18	$0.31	$0.23
Add back items, after-tax, per diluted share	-	-	0.13	-
Diluted adjusted net income per share(2)	$0.17	$0.18	$0.44	$0.23

Weighted average shares outstanding during the period:
Diluted, as reported and adjusted	15,247,892	15,119,050	15,024,519	15,422,144

(1) The tax impact of adjustments includes the tax effect of each separate adjustment based on the statutory tax rate for the jurisdiction(s) in which the adjustment was taxable or deductible, and the tax effect of items that relate to tax specific financial transactions.

(2) Adjusted net income and diluted adjusted net income per share, which are non-GAAP measures, are defined as net income (loss) and net income (loss) per share, excluding the impacts of impairment and pension plan termination charges. Management believes adjusted net income (loss) and diluted adjusted net income (loss) per share provides useful information to investors because it allows management, investors and others to evaluate and compare our operating results from period to period by removing the impact of impairment and pension plan termination charges that are not reflective of our core business. Adjusted net income and Diluted adjusted net income per share should not be considered in isolation or as an alternative to net income or net income per share or any other measure determined in accordance with GAAP. The items excluded to calculate Adjusted net income and Diluted adjusted net income per share are significant components in understanding and assessing the Company’s net income. The Company’s Adjusted net income and Diluted adjusted net income per share may not be comparable to a similarly titled measure of another company because other companies may not calculate Adjusted net income and Diluted adjusted net income per share in the same manner.

SUPERIOR GROUP OF COMPANIES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION - REPORTABLE SEGMENTS & NON-GAAP RECONCILIATIONS
(Unaudited)
(In thousands)
	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Total
For the Three Months Ended September 30, 2026:
Net sales	$92,111	$30,553	$24,224	$(894)	$145,994
Cost of goods sold	58,602	20,575	11,398	(407)	90,168
Gross margin	33,509	9,978	12,826	(487)	55,826
Less: Selling and administrative expenses	24,961	11,303	10,496	(487)	46,273
Less: Trade name impairment charge	-	-	-	-	-
Add backs:
Trade name impairment charge	-	-	-	-	-
Segment depreciation and amortization	1,295	824	567	-	2,686
Segment Adjusted EBITDA(4)	$9,843	$(501)	$2,897	$-	$12,239
Less corporate selling and administrative expenses					5,593
Add back corporate depreciation and amortization					61
Adjusted EBITDA(3)					$6,707

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Total
For the Three Months Ended September 30, 2025:
Net sales	$85,095	$31,520	$22,664	$(812)	$138,467
Cost of goods sold	55,466	19,394	10,669	(140)	85,389
Gross margin	29,629	12,126	11,995	(672)	53,078
Less: Selling and administrative expenses	23,501	9,779	10,283	(672)	42,891
Add backs:
Segment depreciation and amortization	1,396	832	661	-	2,889
Segment Adjusted EBITDA(4)	$7,524	$3,179	$2,373	$-	$13,076
Less corporate selling and administrative expenses					5,622
Add back corporate depreciation and amortization					86
Adjusted EBITDA(3)					$7,540

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Total
For the Nine Months Ended September 30, 2026:
Net sales	$281,370	$86,385	$69,571	$(2,618)	$434,708
Cost of goods sold	181,002	57,259	33,381	(1,213)	270,429
Gross margin	100,368	29,126	36,190	(1,405)	164,279
Less: Selling and administrative expenses	75,708	32,027	30,413	(1,405)	136,743
Less: Trade name impairment charge	-	2,600	-	-	2,600
Add backs:
Trade name impairment charge	-	2,600	-	-	2,600
Segment depreciation and amortization	4,013	2,466	1,804	-	8,283
Segment Adjusted EBITDA(4)	$28,673	$(435)	$7,581	$-	$35,819
Less corporate selling and administrative expenses					16,818
Add back corporate depreciation and amortization					206
Adjusted EBITDA(3)					$19,207

	Branded Products	Healthcare Apparel	Contact Centers	Intersegment Eliminations	Total
For the Nine Months Ended September 30, 2025:
Net sales	$264,216	$87,036	$70,866	$(2,509)	$419,609
Cost of goods sold	173,884	54,761	33,277	(1,158)	260,764
Gross margin	90,332	32,275	37,589	(1,351)	158,845
Less: Selling and administrative expenses	72,353	29,383	32,816	(1,351)	133,201
Add backs:
Segment depreciation and amortization	4,271	2,598	2,022	-	8,891
Segment Adjusted EBITDA(4)	$22,250	$5,490	$6,795	$-	$34,535
Less corporate selling and administrative expenses					17,654
Add back corporate depreciation and amortization					266
Adjusted EBITDA(3)					$17,147

The following table reconciles income before income tax expense to Total Segment Adjusted EBITDA (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Income before income tax expense	$3,151	$3,187	$5,416	$4,117
Interest expense, net	809	1,378	2,702	3,873
Corporate selling and administrative expenses	5,593	5,622	16,818	17,654
Segment depreciation and amortization	2,686	2,889	8,283	8,891
Trade name impairment charge	-	-	2,600	-
Total Segment Adjusted EBITDA	$12,239	$13,076	$35,819	$34,535

The following table reconciles net income to Adjusted EBITDA (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net income	$2,571	$2,744	$4,626	$3,537
Interest expense, net	809	1,378	2,702	3,873
Income tax expense	580	443	790	580
Segment depreciation and amortization	2,686	2,889	8,283	8,891
Corporate depreciation and amortization	61	86	206	266
Trade name impairment charge	-	-	2,600	-
Adjusted EBITDA(3)	$6,707	$7,540	$19,207	$17,147
Adjusted EBITDA margin(3)	4.6%	5.4%	4.4%	4.1%

(3) Adjusted EBITDA, which is a non-GAAP financial measure, is defined as net income excluding interest expense, net, income tax expense, impairments and depreciation and amortization expense. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales. The Company believes Adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the Company’s core operating results from period to period by removing (i) the impact of the Company’s capital structure (interest expense from outstanding debt), (ii) tax consequences, (iii) asset base (depreciation and amortization) and (iv) impairments. The Company uses Adjusted EBITDA internally to monitor operating results and to evaluate the performance of its business. In addition, the compensation committee has used Adjusted EBITDA in evaluating certain components of executive compensation, including performance-based annual incentive programs. Adjusted EBITDA is not a measure of financial performance under GAAP.  Adjusted EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operating activities or any other measure determined in accordance with GAAP. The items excluded to calculate Adjusted EBITDA are significant components in understanding and assessing the Company’s results of operations. The Company’s Adjusted EBITDA may not be comparable to a similarly titled measure of another company because other companies may not calculate Adjusted EBITDA in the same manner.

(4) Segment Adjusted EBITDA, as reported above for each segment, is our primary measure of segment profitability under U.S. GAAP ASC 280 “Segment Reporting”. Amounts included in income before income tax expense and excluded from Segment Adjusted EBITDA include: interest expense, net, impairments and depreciation and amortization expense. Total Segment Adjusted EBITDA is a non-GAAP financial measure and is reconciled to its most closely comparable GAAP metric of income before income tax expense in the table above.